EXHIBIT 10.11



         TENTH AMENDMENT TO THE AMENDED AND RESTATED LOAN AND
                        SECURITY AGREEMENT


THIS TENTH AMENDMENT TO THE AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the "Amendment") is made effective as of the 15th day of October, 2008, by and among LASALLE BANK NATIONAL ASSOCIATION (in its individual capacity, "LaSalle"), as agent (in such capacity as agent, "Agent") for itself and all other lenders from time to time a party to the Loan Agreement ("Lenders"), all other Lenders and AMCON DISTRIBUTING COMPANY, a Delaware corporation, CHAMBERLIN NATURAL FOODS, INC., a Florida corporation, and HEALTH FOOD ASSOCIATES, INC., an Oklahoma corporation, (collectively, "Borrower").


                       PRELIMINARY STATEMENTS

(A) Borrower, Agent and Lenders executed a certain Amended and Restated Loan and Security Agreement dated September 30, 2004 (as amended, restated, extended or otherwise modified from time to time, the "Loan Agreement") and various "Other Agreements" as defined therein, in connection with certain loan facilities.

(B) Agent and Lenders have requested and Borrowers have agreed to amend the Loan Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing and such other consideration as the parties mutually agree, the parties hereto agree as follows:

                            AGREEMENT

1. PRELIMINARY STATEMENTS. The preliminary statements set forth above are accurate, represent the intent of the parties hereto and are incorporated herein by reference. Unless otherwise defined in this Amendment, capitalized terms used herein will have the same meaning in this Amendment as set forth in the Loan Agreement.

2.  SPECIFIC AMENDMENTS TO LOAN AGREEMENT.  Borrower, Lenders and
Agent hereby agree that the Loan Agreement is hereby amended and modified as follows:

A.  NEW DEFINITIONS.  The following definitions are hereby added to
Section 1 of the Loan Agreement in alphabetical order:

"Dominion Account" shall have the meaning specified in subsection 8(a) hereof.

"Systems Day One" shall mean the date upon which Agent's system of record for loans and deposits shall convert to the system of record for loans and deposits used by Bank of America, N.A."

B. REMOVED DEFINITION. The defined term "Lockbox Account" set forth in Section 1 of the Loan Agreement is hereby deleted in its entirety.

C. AMCON COLLECTIONS. Subsection 8(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

"(a) With respect to AMCON, Borrower shall direct all of its Account Debtors to make all payments on the Accounts directly to a post office box (the "Lock Box") designated by, and under the exclusive control of, Agent, at a financial institution acceptable to Agent. Borrower has established an account (the "Dominion Account") in Agent's name with a financial institution acceptable to Agent, into which all payments received in the Lock Box shall be deposited, and into which Borrower will immediately deposit all payments received by Borrower on Accounts in the identical form in which such payments were received, whether by cash or check; provided that on or prior to Systems Day One, at the request of Agent, the Dominion Account shall be changed to Borrower's name for the benefit of Agent. If Borrower, any Affiliate or Subsidiary, any shareholder, officer, director, employee or agent of Borrower or any Affiliate or Subsidiary, or any other Person acting for or in concert with Borrower shall receive any monies, checks, notes, drafts or other payments relating to or as Proceeds of Accounts or other Collateral, Borrower and each such Person shall receive all such items in trust for, and as the sole and exclusive property of, Agent and, immediately upon receipt thereof, shall remit the same (or cause the same to be remitted) in kind to the Dominion Account. The financial institution with which the Dominion Account is established shall acknowledge and agree, in a manner satisfactory to Agent, that the amounts on deposit in such Lock Box and Dominion Account are the sole and exclusive property of Agent, that such financial institution will follow the instructions of Agent with respect to disposition of funds in the Lock Box and Dominion Account without further consent from Borrower, that such financial institution has no right to setoff against the Lock Box or Dominion Account or against any other account maintained by such financial institution into which the contents of the Lock Box or Dominion Account are transferred, and that such financial institution shall wire, or otherwise transfer in immediately available funds to Agent in a manner satisfactory to Agent, funds deposited in the Dominion Account on a daily basis as such funds are collected. Borrower agrees that all payments made to such Dominion Account or otherwise received by Agent, whether in respect of the Accounts or as Proceeds of other Collateral or otherwise (except for proceeds of Collateral which are required to be delivered to the holder of a Permitted Lien which is prior in right of payment), will be applied on account of the Liabilities in accordance with the terms of this Agreement. Borrower agrees to pay all customary fees, costs and expenses in connection with opening and maintaining the Lock Box and Dominion Account. All of such fees, costs and expenses if not paid by Borrower, may be paid by Agent and in such event all amounts paid by Agent shall constitute Liabilities hereunder, shall be payable to Agent by Borrower upon demand, and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder. All checks, drafts, instruments and other items of payment or Proceeds of Collateral shall be endorsed by Borrower to Agent, and, if that endorsement of any such item shall not be made for any reason, Agent is hereby irrevocably authorized to endorse the same on Borrower's behalf. For the purpose of this section, Borrower irrevocably hereby makes, constitutes and appoints Agent (and all Persons designated by Agent for that purpose) as Borrower's true and lawful attorney and agent-in-fact (i) to endorse Borrower's name upon said items of payment and/or Proceeds of Collateral and upon any Chattel Paper, Document, Instrument, invoice or similar document or agreement relating to any Account of Borrower or Goods pertaining thereto; (ii) to take control in any manner of any item of payment or Proceeds thereof and (iii) to have access to any lock box or postal box into which any of Borrower's mail is deposited, and open and process all mail addressed to Borrower and deposited therein.

D. OTHER COLLECTIONS. Subsection 8(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

"(b) With respect to each Borrower other than AMCON, until such time as Agent shall, in its sole discretion, after the occurrence of an Event of Default, notify such Borrowers that Agent will require such Borrowers to establish and maintain a Lock Box and Dominion Account, such Borrowers shall collect and enforce all of their Accounts. All costs of enforcement and collection of such Borrowers' Accounts shall be borne solely by each such Borrower, whether the same are incurred by Agent or by such Borrowers. Such Borrowers agree that, with respect to all of such Borrowers' Accounts, the collection and enforcement of such Accounts by such Borrowers shall be as Agent's agent, and that all collections and proceeds thereof (and of all other Collateral, including, without limitation, Inventory) received by such Borrowers, Affiliate or any Subsidiary or any shareholder, officer, director, employee or agent of such Borrowers or any Affiliate or Subsidiary, or any other person acting for or in connection with such Borrowers shall be received in trust for Agent and shall be promptly turned over to Agent or another financial institution acceptable to Agent in the precise form in which received, either by mailing the same or delivering the same to Agent or another financial institution acceptable to Agent not later than the Business Day following the receipt thereof. Each such Borrower agrees that it will not intermingle or permit the intermingling of such collections or proceeds with any of such Borrower's other funds or property but will hold such collections and proceeds separate and apart from such other funds and property and upon an express trust for Agent. Such collections and proceeds so turned over to Agent may be handled and administered by Agent in and through a remittance or similar account, but each Borrower acknowledges that the maintenance of such an account is solely for the convenience of Agent in facilitating its own operations and that each such Borrower has not and shall not have any right, title or interest in any such account or in the amounts at any time appearing to the credit thereof. If any of the such collections and proceeds are turned over to another financial institution acceptable to Agent, such financial institution shall acknowledge and agree, in a manner satisfactory to Agent, that the collections and proceeds so turned over and the remittance or similar account (a "Local Depository Account") through which such collections and proceeds may be handled and administered by said financial institution are the sole and exclusive property of Agent, that such financial institution will follow the instructions of Agent with respect to disposition of funds in the Local Depository Account without further consent from any such Borrower, that such financial institution has no right to setoff against the Local Depository Account or against any other account maintained by such financial institution into which the contents of the Local Depository Account may be transferred, and that such financial institution shall wire, or otherwise transfer in immediately available funds in a manner satisfactory to Agent, funds deposited in the Local Depository Account on a daily basis as such funds are collected. At such time as Agent shall require any such Borrower to maintain a Lock Box and Dominion Account following the occurrence of an Event of Default such Borrower shall direct all of its Account Debtors to make all payments on the Accounts directly to a Lock Box designated by, and under the exclusive control of, Agent, at a financial institution acceptable to Agent. Each such Borrower shall establish a Dominion Account in Agent's name with a financial institution acceptable to Agent, into which all payments received in the Lock Box shall be deposited, and into which Borrower will immediately deposit all payments received by Borrower on Accounts in the identical form in which such payments were received, whether by cash or check; provided that on or prior to Systems Day One, at the request of Agent, the Dominion Account shall be changed to Borrower's name for the benefit of Agent. If Borrower, any Affiliate or Subsidiary, any shareholder, officer, director, employee or agent of Borrower or any Affiliate or Subsidiary, or any other Person acting for or in concert with Borrower shall receive any monies, checks, notes, drafts or other payments relating to or as Proceeds of Accounts or other Collateral, Borrower and each such Person shall receive all such items in trust for, and as the sole and exclusive property of, Agent and, immediately upon receipt thereof, shall remit the same (or cause the same to be remitted) in kind to the Dominion Account. The financial institution with which the Dominion Account is established shall acknowledge and agree, in a manner satisfactory to Agent, that the amounts on deposit in such Lock Box and Dominion Account are the sole and exclusive property of Agent, that such financial institution will follow the instructions of Agent with respect to disposition of funds in the Lock Box and Dominion Account without further consent from Borrower, that such financial institution has no right to setoff against the Lock Box or Dominion Account or against any other account maintained by such financial institution into which the contents of the Lock Box or Dominion Account are transferred, and that such financial institution shall wire, or otherwise transfer in immediately available funds to Agent in a manner satisfactory to Agent, funds deposited in the Dominion Account on a daily basis as such funds are collected. Borrower agrees that all payments made to such Dominion Account or otherwise received by Agent, whether in respect of the Accounts or as Proceeds of other Collateral or otherwise (except for proceeds of Collateral which are required to be delivered to the holder of a Permitted Lien which is prior in right of payment), will be applied on account of the Liabilities in accordance with the terms of this Agreement. Borrower agrees to pay all customary fees, costs and expenses in connection with opening and maintaining the Lock Box and Dominion Account. All of such fees, costs and expenses if not paid by Borrower, may be paid by Agent and in such event all amounts paid by Agent shall constitute Liabilities hereunder, shall be payable to Agent by Borrower upon demand, and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder. All checks, drafts, instruments and other items of payment or Proceeds of Collateral shall be endorsed by Borrower to Agent, and, if that endorsement of any such item shall not be made for any reason, Agent is hereby irrevocably authorized to endorse the same on Borrower's behalf. For the purpose of this section, Borrower irrevocably hereby makes, constitutes and appoints Agent (and all Persons designated by Agent for that purpose) as Borrower's true and lawful attorney and agent-in-fact (i) to endorse Borrower's name upon said items of payment and/or Proceeds of Collateral and upon any Chattel Paper, Document, Instrument, invoice or similar document or agreement relating to any Account of Borrower or Goods pertaining thereto; (ii) to take control in any manner of any item of payment or Proceeds thereof and (iii) to have access to any lock box or postal box into which any of Borrower's mail is deposited, and open and process all mail addressed to Borrower and deposited therein."

E. APPLICATION OF PAYMENTS. Subsection 8(d) of the Loan Agreement is hereby amended to add the following at the end of such subsection:

"Notwithstanding the foregoing, on the first day of the month during which Systems Day One occurs, for purposes of determining the amount of Loans available for borrowing purposes, the ledger balance in the main Dominion Account as of the end of a Business Day shall be applied to the Liabilities at the beginning of the next Business Day. However, solely for purposes of computing interest hereunder, and in addition to Agent's standard fees and charges relating to the Dominion Account, any application by Agent of such balance to the Liabilities shall be deemed to be made on the same Business Day as application to the Liabilities as set forth in the preceding sentence. If, as a result of such application, a credit balance exists, the balance shall not accrue interest in favor of Borrower and shall be made available to Borrower as long as no Event of Default exists. Borrower irrevocably waives the right to direct the application of any payments or Collateral proceeds, and agrees that Agent shall have the continuing, exclusive right to apply and reapply same against the Liabilities, in such manner as Agent deems advisable, notwithstanding any entry by Agent in its records."

3. CROSS DEFAULT AND CROSS COLLATERALIZATION. A default in the payment or performance of Borrower's obligations under this Amendment will constitute an Event of Default under the Loan Agreement and in such event Agent will be entitled to exercise any and all remedies available hereunder. Borrower, Lenders and Agent further agree that the Other Agreements securing the Loan Agreement are hereby modified so that each Other Agreement will hereafter secure the Loan Agreement.

4. RATIFICATION. The parties hereto ratify and reaffirm that all terms, conditions and provisions of the Loan Agreement, and the Other Agreements remain in full force and effect except to the extent expressly modified by the terms of this Amendment.


5. RENEWAL. To the extent that any payment or payments made to Agent or Lenders under this Amendment, the Loan Agreement or any of the Other Agreements, as each may be amended, are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, to Borrower, whether directly or indirectly as a debtor-in-possession, or to a receiver or any other party under any bankruptcy law, or other state or federal law, then the portion of the indebtedness of Borrower intended to have been satisfied by such payment or payments will be revived and will continue in full force and effect as if such payment or payments had never been received by Agent or Lenders.

6. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Agent and Lenders as follows:

(A) All of the representations and warranties of Borrower in the Loan Agreement and all of the Other Agreements, as each may be amended, are true and correct as of the date hereof;

(B) Except as otherwise specifically stated herein, no Event of Default has occurred or will occur as a result of the execution, delivery, and performance of this Amendment; and

(C) This Amendment has been duly authorized, executed and delivered and is a legally valid, binding, joint and several obligation of Borrower and is enforceable against Borrower in accordance with its terms.

7.  MISCELLANEOUS.

(A) No inference in favor of, or against, any party will be drawn from the fact that such party has drafted any portion of this Amendment, the Loan Agreement or any Other Agreement, as each may be amended.

(B) This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original but all of which taken together will constitute one and the same agreement.

(C) This Amendment will be governed by and construed under the laws of the State of Illinois.

(D) This Amendment will be binding upon and will inure to the benefit of the parties hereto and to their respective successors and assigns.

8. WAIVER OF JURY TRIAL. AGENT, LENDERS AND BORROWER WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AMENDMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER AND BORROWER ACKNOWLEDGES THAT NEITHER AGENT NOR LENDERS NOR ANY PERSON ACTING ON BEHALF OF AGENT OR LENDERS HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. BORROWER FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AMENDMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. BORROWER FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTAND THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION.

[signature page to follow]



IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by an officer duly authorized to so execute and bind said parties effective as of the day and year first written above.

AMCON DISTRIBUTING COMPANY, as Borrower

By: /s/ Andrew C. Plummer
Print Name: Andrew C. Plummer
Title: CFO/VP


CHAMBERLIN NATURAL FOODS, INC., as Borrower

By: /s/ Clifford W. Ginn
Print Name: Clifford W. Ginn
Title: VP


HEALTH FOOD ASSOCIATES, INC., as Borrower

By: /s/ Clifford W. Ginn
Print Name: Clifford W. Ginn
Title: VP


LASALLE BANK NATIONAL ASSOCIATION, as Agent and a Lender

By: /s/ Jason Hoefler
Print Name: Jason Hoefler
Title: VP


M&I MARSHALL & ILSLEY BANK (successor to Gold Bank), as Lender

By: /s/ Sam S. Pepper, Jr.
Print Name: Sam S. Pepper, Jr.
Title: EVP

By: /s/ Dan Dewitt
Print Name: Dan Dewitt
Title: AVP